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                                     ITEM 27

                                  Exhibit 10.6

 Compensation Debenture given by Voyager One, Inc. to Cornell Capital Partners,
          LP between Voyager One, Inc. and Cornell Capital Partners, LP




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THIS DEBENTURE, AND THE SECURITIES INTO WHICH IT IS CONVERTIBLE (COLLECTIVELY,
THE "SECURITIES"), HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE. THE SECURITIES ARE BEING OFFERED PURSUANT TO A SAFE HARBOR FROM REGISTRATION UNDER REGULATION D PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THE SECURITIES ARE "RESTRICTED" AND MAY NOT BE OFFERED OR SOLD UNLESS THE SECURITIES ARE REGISTERED UNDER THE ACT, PURSUANT TO REGULATION D OR PURSUANT TO AVAILABLE EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND THE COMPANY WILL BE PROVIDED WITH OPINION OF COUNSEL OR OTHER SUCH INFORMATION AS IT MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH EXEMPTIONS ARE AVAILABLE. FURTHER HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE MADE EXCEPT IN COMPLIANCE WITH THE ACT.



                              CONVERTIBLE DEBENTURE


                                VOYAGER ONE, INC.


                              CONVERTIBLE DEBENTURE


                                  JUNE 10, 2007


No. CCP-001                                                          $740,000.00

         This Convertible Debenture is issued by Voyager One, Inc., a Nevada corporation (the "COMPANY"), to CORNELL CAPITAL PARTNERS, LP (together with its permitted successors and assigns, the "HOLDER") pursuant to exemptions from registration under the Securities Act of 1933, as amended.

                                   ARTICLE I.

         SECTION 1.01 PRINCIPAL. For value received, on June 10, 2004, the Company hereby promises to pay to the order of the Holder in lawful money of the United States of America and in immediately available funds the principal sum of Seven Hundred Forty Thousand Dollars (US $740,000). This Debenture is non-interest bearing. At the Company's option, the entire principal amount and all accrued interest shall be either (a) paid to the Holder on the third (3rd) year anniversary from the date hereof or (b) converted in accordance with
Section 1.02 herein provided, however, that in no event shall the Holder be entitled to convert this Debenture for a number of shares of Common Stock in excess of that number of shares of Common Stock which, upon giving effect to such conversion, would cause the aggregate number of shares of Common Stock beneficially owned by the Holder and its affiliates to exceed 4.99% of the outstanding shares of the Common Stock following such conversion.

         SECTION 1.02 OPTIONAL CONVERSION. The Holder is entitled, at its option, to convert, and sell on the same day, at any time and from time to time, until payment in full of this Debenture, all or any part of the principal amount of the Debenture into shares (the "CONVERSION SHARES") of the Company's common stock, par value $0.001 per share ("COMMON STOCK"), at the price per share (the "CONVERSION PRICE") equal to the lowest closing bid price (the "CONVERSION PRICE") of the Common Stock as listed on a Principal Market (as defined herein), as quoted by Bloomberg L.P. (the "CLOSING BID PRICE") for the five (5) trading days immediately preceding the Conversion Date (as defined herein). As used herein, "PRINCIPAL MARKET" shall mean The National Association of Securities Dealers Inc.'s Over-The-Counter Bulletin Board, Nasdaq SmallCap Market, or American Stock Exchange. If the Common Stock is not traded on a Principal Market, the Closing Bid Price shall mean, the reported Closing Bid Price for the Common Stock, as furnished by the National Association of Securities Dealers, Inc., for the applicable periods. No fraction of shares or scrip representing

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fractions of shares will be issued on conversion, but the number of shares issuable shall be rounded to the nearest whole share. To convert this Debenture, the Holder hereof shall deliver written notice thereof, substantially in the form of Exhibit "A" to this Debenture, with appropriate insertions (the "CONVERSION NOTICE"), to the Company at its address as set forth herein. The date upon which the conversion shall be effective (the "CONVERSION DATE") shall be deemed to be the date set forth in the Conversion Notice.

         SECTION 1.03 RESERVATION OF COMMON STOCK. The Company shall reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of this Debenture, such number of shares of Common Stock as shall from time to time be sufficient to effect such conversion, based upon the Conversion Price. If at any time the Company does not have a sufficient number of Conversion Shares authorized and available, then the Company shall call and hold a special meeting of its stockholders within sixty
(60) days of that time for the sole purpose of increasing the number of authorized shares of Common Stock.

         SECTION 1.04 REGISTRATION RIGHTS. The Company is obligated to register the resale of the Conversion Shares under the Securities Act of 1933, as amended, pursuant to the terms of a Registration Rights Agreement, between the Company and the Holder of even date herewith (the "INVESTOR REGISTRATION RIGHTS AGREEMENT").

         SECTION 1.05 PAYING AGENT AND REGISTRAR. Initially, the Company will act as paying agent and registrar. The Company may change any paying agent, registrar, or Company-registrar by giving the Holder not less than ten (10) business days' written notice of its election to do so, specifying the name, address, telephone number and facsimile number of the paying agent or registrar. The Company may act in any such capacity.

                                   ARTICLE II.

         SECTION 2.01 AMENDMENTS AND WAIVER OF DEFAULT. The Debenture may not be amended. Notwithstanding the above, without the consent of the Holder, the Debenture may be amended to cure any ambiguity, defect or inconsistency, or to provide for assumption of the Company obligations to the Holder.

                                  ARTICLE III.

         SECTION 3.01 EVENTS OF DEFAULT. An Event of Default is defined as follows: (a) failure by the Company to pay amounts due hereunder within fifteen
(15) days of the date of maturity of this Debenture; (b) failure by the Company to comply with the terms of the Irrevocable Transfer Agent Instructions; (c) failure by the Company's transfer agent to issue freely tradeable Common Stock to the Holder within five (5) days of the Company's receipt of the attached Notice of Conversion from Holder; (d) failure by the Company for ten (10) days after notice to it to comply with any of its other agreements in the Debenture;
(e) events of bankruptcy or insolvency; (f) a breach by the Company of its obligations under the Securities Purchase Agreement, the Escrow Agreement, the Security Agreement, the Investor Registration Rights Agreement or any other agreement entered into on the date hereof between the Company and the Holder which is not cured by the Company within ten (10) days after receipt of written notice thereof. Upon the occurrence of an Event of Default, the Holder may, in its sole discretion, accelerate full repayment of all debentures outstanding and accrued interest thereon or may, notwithstanding any limitations contained in this Debenture and/or the Securities Purchase Agreement of even date herewith between the Company and Cornell Capital Partners, L.P. (the "SECURITIES PURCHASE AGREEMENT"), convert all debentures outstanding and accrued interest thereon into shares of Common Stock pursuant to Section 1.02 herein.

         SECTION 3.02 FAILURE TO ISSUE UNRESTRICTED COMMON STOCK. As indicated in Article III Section 3.01, a breach by the Company of its obligations under the Investor Registration Rights Agreement shall be deemed an Event of Default, which if not cured within ten (10) days, shall entitle the Holder to accelerate full repayment of all debentures outstanding and accrued interest thereon or, notwithstanding any limitations contained in this Debenture and/or the Securities Purchase Agreement, to convert all debentures outstanding and accrued interest thereon into shares of Common Stock pursuant to Section 1.02 herein. The Company acknowledges that failure to honor a Notice of Conversion shall cause irreparable harm to the Holder.

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                                   ARTICLE IV.

         SECTION 4.01 RIGHTS AND TERMS OF CONVERSION. This Debenture, in whole or in part, may be converted at any time following the date of closing, into shares of Common Stock at a price equal to the Conversion Price as described in
Section 1.02 above.

         SECTION 4.02 RE-ISSUANCE OF DEBENTURE. When the Holder elects to convert a part of the Debenture, then the Company shall reissue a new Debenture in the same form as this Debenture to reflect the new principal amount.

         SECTION 4.03 TERMINATION OF CONVERSION RIGHTS. The Holder's right to convert the Debenture into the Common Stock in accordance with paragraph 4.01 shall terminate on the date that is the third (3rd) year anniversary from the date hereof and this Debenture shall be automatically converted on that date in accordance with the formula set forth in Section 4.01 hereof, and the appropriate shares of Common Stock and amount of interest shall be issued to the Holder.

                                   ARTICLE V.

         SECTION 5.01 ANTI-DILUTION. In the event that the Company shall at any time subdivide the outstanding shares of Common Stock, or shall issue a stock dividend on the outstanding Common Stock, the Conversion Price in effect immediately prior to such subdivision or the issuance of such dividend shall be proportionately decreased, and in the event that the Company shall at any time combine the outstanding shares of Common Stock, the Conversion Price in effect immediately prior to such combination shall be proportionately increased, effective at the close of business on the date of such subdivision, dividend or combination as the case may be.

         SECTION 5.02 CONSENT OF HOLDER TO SELL CAPITAL STOCK OR GRANT SECURITY INTERESTS. Except for the Standby Equity Distribution Agreement dated the date hereof between the Company and Cornell Capital Partners, LP. so long as any of the principal of or interest on this Note remains unpaid and unconverted, the Company shall not, without the prior consent of the Holder, issue or sell to any bona fide, unrelated party (i) any Common Stock or Preferred Stock for consideration of less than 40% of the Bid Price on the date of issuance or (ii) issue or sell any warrant, option, right, contract, call, or other security or instrument granting the holder thereof the right to acquire Common Stock or Preferred Stock for consideration of less than 40% of the Bid Price on the date of issuance, (iii) enter into any security instrument granting the holder a security interest in any of the assets of the Company, or (iv) file any registration statement on Form S-8 (except with respect to an employee stock or option plan that registers no more than 5.0% of the Company's outstanding common stock). With respect to issuances to related parties (including, without limitations, any officer, director or holder of 10% or more of the Company's outstanding capital stock or persons that become an officer, director or holder of 10% or more of the Company's outstanding capital stock in connection with or as a result of such issuance, but excluding the Holder), the Company shall not, issue or sell (i) any Common Stock or Preferred Stock without consideration or for a consideration per share less than the Bid Price on the date of issuance or
(ii) issue or sell any warrant, option, right, contract, call, or other security or instrument granting the holder thereof the right to acquire Common Stock or Preferred Stock for consideration per share less than the Bid Price on the date of issuance. ,

                                   ARTICLE VI.

         SECTION 6.01 NOTICE. Notices regarding this Debenture shall be sent to the parties at the following addresses, unless a party notifies the other parties, in writing, of a change of address:

If to the Company, to:          Voyager One, Inc.
                                859 West End Court, Suite I
                                Vernon Hills, Illinois 60061
                                Attention:        Sebastien C. DuFort, President
                                Telephone:        (847) 984-6200
                                Facsimile:        (847) 984-6201

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With a copy to:                 Kirkpatrick & Lockhart LLP
                                201 South Biscayne Boulevard - Suite 2000
                                Miami, FL  33131-2399
                                Attention:        Clayton E. Parker, Esquire
                                Telephone:        (305) 539-3300
                                Facsimile:        (305) 358-7095

If to the Holder:               Cornell Capital Partners, LP
                                101 Hudson Street, Suite 3700
                                Jersey City, NJ  07303
                                Attention:        Mark Angelo
                                                  Portfolio Manager
                                Telephone:        (201) 985-8300
                                Facsimile:        (201) 985-8266

With a copy to:                 Cornell Capital Partners, LP
                                101 Hudson Street, Suite 3606
                                Jersey City, NJ  07303
                                Attention:        Troy J. Rillo, Esquire
                                Telephone:        (201) 985-8300
                                Facsimile:        (201) 985-8266


         SECTION 6.02 GOVERNING LAW. This Debenture shall be deemed to be made under and shall be construed in accordance with the laws of the State of New Jersey without giving effect to the principals of conflict of laws thereof. Each of the parties consents to the jurisdiction of the U.S. District Court sitting in the District of the State of New Jersey or the state courts of the State of New Jersey sitting in Hudson County, New Jersey in connection with any dispute arising under this Debenture and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on FORUM NON CONVENIENS to the bringing of any such proceeding in such jurisdictions.

         SECTION 6.03 SEVERABILITY. The invalidity of any of the provisions of this Debenture shall not invalidate or otherwise affect any of the other provisions of this Debenture, which shall remain in full force and effect.

         SECTION 6.04 ENTIRE AGREEMENT AND AMENDMENTS. This Debenture represents the entire agreement between the parties hereto with respect to the subject matter hereof and there are no representations, warranties or commitments, except as set forth herein. This Debenture may be amended only by an instrument in writing executed by the parties hereto.

         SECTION 6.05 COUNTERPARTS. This Debenture may be executed in multiple counterparts, each of which shall be an original, but all of which shall be deemed to constitute on instrument.


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         IN WITNESS WHEREOF, with the intent to be legally bound hereby, the
Company as executed this Debenture as of the date first written above.

                                             VOYAGER ONE, INC.

                                             By:      /S/ Sebastien C. Dufort
                                                      -----------------------
                                             Name:    Sebastien C. DuFort
                                             Title:   President



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                                   EXHIBIT "A"
                                   -----------


                              NOTICE OF CONVERSION
                              --------------------


        (TO BE EXECUTED BY THE HOLDER IN ORDER TO CONVERT THE DEBENTURE)



TO:

         The undersigned hereby irrevocably elects to convert $________________ of the principal amount of the above Debenture into Shares of Common Stock of Voyager One, Inc., according to the conditions stated therein, as of the Conversion Date written below.

CONVERSION DATE:                          ______________________________________

APPLICABLE CONVERSION PRICE:              ______________________________________

SIGNATURE:                                ______________________________________

NAME:                                     ______________________________________

ADDRESS:                                  ______________________________________

AMOUNT TO BE CONVERTED:                   $_____________________________________

AMOUNT OF DEBENTURE UNCONVERTED:          $_____________________________________

CONVERSION PRICE PER SHARE:               $_____________________________________

NUMBER OF SHARES OF COMMON STOCK TO BE
ISSUED:                                   ______________________________________

PLEASE ISSUE THE SHARES OF COMMON STOCK
IN THE FOLLOWING NAME AND TO THE
FOLLOWING ADDRESS:                        ______________________________________

ISSUE TO:                                 ______________________________________

AUTHORIZED SIGNATURE:                     ______________________________________

NAME:                                     ______________________________________

TITLE:                                    ______________________________________

PHONE NUMBER:                             ______________________________________

BROKER DTC PARTICIPANT CODE:              ______________________________________

ACCOUNT NUMBER:                           ______________________________________

                                      A-1